KEYON COMMUNICATIONS HOLDINGS, INC. AND SUBSIDIARIES
INTRODUCTION TO PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS (Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the acquisition of substantially all of the assets and the assumption of certain liabilities of the wireless internet service provider business of Dynamic Broadband Corporation (“DYBB”), by KeyOn Communications Holdings, Inc. (“KeyOn” or the “Company”) completed on May 28, 2010.

On May 28, 2010, pursuant to the consummation of the Asset Purchase and Sale Agreement (the “Asset Purchase Agreement”), the Company’s acquisition of DYBB became effective, whereby the Company acquired substantially all of the wireless internet service provider assets and assumed certain of the liabilities of DYBB. The wireless broadband assets exclude DYBB’s managed service business known as “X-Wires.”

The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the pro forma combined condensed financial statements.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the separate historical financial statements of DYBB, appearing elsewhere herein. These pro forma condensed combined financial statements may not be indicative of what would have occurred if the acquisitions and Merger had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

On May 28, 2010, pursuant to the Asset Purchase Agreement and in connection with the acquisition, the Company issued 2,005,306 shares of common stock valued at $.96 per share, either assumed or repaid obligations totaling approximately $381,000 and inherited a net working capital deficit of $182,237. The balance of the consideration of 32,268 shares of common stock valued at $.96 per share was issued on July 2, 2010 as a result of the final net working capital calculation, for an aggregate purchase price of $2,511,600.

KEYON COMMUNICATIONS HOLDINGS INC. AND SUBSIDIARIES

PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF MARCH 31, 2010 (UNAUDITED)

	KeyOn	DYBB	X Wires	Dynamics	Adjustments		KeyOn pro forma

	(a)	(b)	(c)	(d)	(e)
ASSETS

CURRENT ASSETS:
Cash	$9,727,636	$28,452	$28,452	$—	—		$9,727,636
Accounts receivable, net of allowance for doubtful accounts	108,411	(9,138)	(6,503)	(2,635)	—		105,776
Inventories	108,873	208,510	30,858	177,652	—		286,525
Prepaid expenses and other current assets	97,646	48,168	—	48,168	—		145,814

Total current assets	10,042,566	275,992	52,807	223,185	—		10,265,751

PROPERTY AND EQUIPMENT - Net	1,538,933	808,853	254,724	554,129	737,186	(f)	2,830,248

OTHER ASSETS
Goodwill	1,628,831	601,650	601,650	—	50,495	(g)	1,679,326
Subscriber base -net	180,098	—	—	—	658,487	(h)	838,585
Trademarks	16,667	—	—	—	—		16,667
Refundable deposits	70,416	70,747	70,747	—	—		70,416
Debt issuance costs - net	346,350	—	—	—	—		346,350

Total other assets	2,242,362	672,397	672,397	—	708,982		2,951,344

TOTAL ASSETS	$13,823,861	$1,757,242	$979,928	777,314	1,446,168		16,047,343

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$1,625,433	$583,032	$226,462	$411,532	$(262,045	) (i)	$1,774,920
Current portion of notes payable	148,223	483,505	483,505	—	—		148,223
Current portion of notes payable - related party	—	176,142	176,142	—	—		—
Current portion of deferred rent liability	64,706	—	—	—	—		64,706
Current portion of capital lease obligations	700,296	311,110	118,222	192,888	—		893,184
Deferred revenue	196,856	120,159	45,394	74,765	—		271,621

Total current liabilities	2,735,514	1,673,948	1,049,725	679,185	(262,045)		3,152,654

LONG-TERM LIABILITIES:
Deferred rent liability, less current maturities	64,593	—	—	—	—		64,593
Derivative liability	10,450,642	—	—	—	—		10,450,642
Notes payable, less current maturities	332,956	682,853	682,853	—	—		332,956
Capital lease obligations, less current maturities	375,110	158,272	60,143	98,129	—		473,239

Total long term liabilities	11,223,301	841,125	742,996	98,129	—		11,321,430

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ (DEFICIT):
Series A preferred stock, $0.001 par value; 60,000,000 shares authorized; 0 shares issued and outstanding at December 31, 2009 and at March 31, 2010	—	7,072,222	7,072,222	—	—		—
Common stock, $0.001 par value; 115,000,000 shares authorized;			—	—	—		—
20,686,056 shares issued and outstanding at December 31, 2009;			—	—	—		—
21,181,439 shares issued and outstanding at March 31, 2010	21,181	642,430	642,430	—	2,038	(j)	23,219
Common stock payable for exercised options	187,500	—	—	—	—		187,500
Additional paid-in capital	26,137,071	1,311,941	1,311,941	—	1,706,175	(k)	27,843,246
Deferred compensation	(429,431)	—	—	—	—		(429,431)
Accumulated deficit	(26,051,275)	(9,784,424)	(9,784,424)	—	—		(26,051,275)

Total stockholders’ (deficit)	(134,954)	(757,831)	(757,831)	—	1,708,213		1,573,259

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT)	$13,823,861	$1,757,242	$1,034,890	$777,314	$1,446,168		$16,047,343

(a) Derived from the unaudited balance sheet of KeyOn as of March 31, 2010. KeyOn’s balance sheet as of March 31, 2010 has been adjusted for the effects of the embedded derivative feature of its $15,000,000 convertible promissory note. The March 2010 amounts include the effects of an adjustment that was made for an embedded conversion option subject to derivative accounting. The adjustment and restated amounts will be reflected in KeyOn’s financial statements that will be included in a form 10Q/A to be filed with the Securities and Exchange Commission as soon as practicable and following the completion of a SAS 100 review by KeyOn’s independent registered public accountants.

(b) Derived from the unaudited balance sheet of Dynamic Broadband (DYBB) as of March 31, 2010.

(c) Derived from the unaudited balance sheet of DYBB as of March 31, 2010 for the managed service business known as X-Wires that is not part of the purchase agreement with KeyOn that is eliminated from DYBB for this pro forma.

(d) Derived from the unaudited balance sheet of DYBB as of March 31, 2010 for the wireless service provider business “Dynamics” that is part of the purchase agreement with KeyOn.

(e) Amounts presented differ in accounts receivable, accounts payable and accrued expenses, and notes payable from the closing calculations due to the timing difference of this balance sheet, March 31, 2010, and the actual consummation of the acquistion on May 28, 2010.

(f) Represents the fair value for the acquired assets valued by utilizing current purchase prices for used items of the same type from our vendor base.

(g) Reflects KeyOn’s purchase price for the Dynamics assets of $1,528,181 at fair value on the date of consummation. The assets at fair market value totaled $2,153,838 less assumed liabilities of $676,153 netted to $1,477,686. The difference between the purchase price at fair value of $1,528,181 and the net fair value $1,477,686 of $50,495 is booked as goodwill..

(h) Reflects KeyOn’s fair market valuation of the acquired Dynamics subcriber base of approximately 1,800 customers based upon the present value of the anticipated net cash flows over four years.

(i) Reflects the open accounts payable operating liabilities that KeyOn accepted as part of the purchase agreement of Dynamics of approximately $150k.

(j) Reflects KeyOn common stock at $.001 par value to be issued upon the purchase of the Dynamics assets based upon a VWAP of KeyOn stock for 30 days ending the day before the transaction was announced plus 15% with a value paid of $1,400 per customer.

(k) Reflects the KeyOn fair market value of stock on the date of consummation for the Dynamics acquisition.

          The following table provides a breakdown of the purchase price of the acquired assets of Dynamics by KeyOn including the fair value of the purchase consideration issued to the seller.

KEYON COMMUNICATIONS HOLDINGS INC. AND SUBSIDIARIES
DYNAMICS ACQUISITION ASSET VALUATION SUMMARY (as of 05/28/10)

Calculation of Acquisition Accounting

Stock value on date of transfer (May 28, 2010)	$0.75
Net Purchase Price for 2,037,574 shares as of 05/28/10	$1,528,181

Accounts Receivable due from subscribers at closing	18,075
Prepaid expenses	8,309
Fixed assets	1,468,967

Net tangible assets acquired	1,495,351
Liabilities assumed	(676,152)

Allocated purchase price	819,199
Purchase price remaining to be allocated to intangible assets	708,982
Subscriber base allocation	658,487

Goodwill allocations	$50,495

Purchase price allocation is preliminary and subject to adjustment based upon further analysis to be performed by management within the one year measurement period prescribed under the acquisition method of accounting.

Fair Market Value of Acquired Assets

Equipment
Network Equipment and Customer Premise Equipment	$1,243,212
Inventory	177,652
Vehicles	18,925
Office Equipment	29,178

Subtotal assets	1,468,967
Subscriber Base	658,487

TOTAL FMV OF ASSETS	$2,127,454

Reconcilation of Purchase Price

Purchase Value (1,794 customers at $1,400 per customer)	$2,511,600
Accounts Receivable due from subscribers at closing	18,075
Prepaid Expenses	8,309
Accounts Payable at closing	(186,008)
Accrued Expenses	(22,613)
Notes payable	(380,620)
Estimated Net Working Capital Credit (Deficit) at Closing	(562,857)

Purchase Price at 05/28/10	$1,948,743

Number of Keyon shares to be issued at VWAP + 15%	2,037,574

KEYON COMMUNICATIONS HOLDINGS INC. AND SUBSIDIARIES

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009 (UNAUDITED)

	KeyOn	DYBB	X Wires	Dynamics	Adjustments		KeyOn pro forma

	(a)	(b)	(c)	(d)
REVENUES:
Service and installation revenue	$6,724,710	$2,746,678	$750,000	$1,996,678	$63,480	(e)	$8,784,868
Support and other revenue	173,522	76,029	3,230	72,799	—		246,321

Total revenues	6,898,232	2,822,707	753,230	2,069,477	63,480		9,031,189

OPERATING COSTS AND EXPENSES:
Payroll, bonuses and taxes	3,505,812	1,168,672	—	1,168,672	(859,464	) (f)	3,815,020
Professional fees	1,022,631	30,415	1,209	29,206	(29,206	) (g)	1,022,631
Network operating costs	2,804,905	984,515	188,811	795,704	—		3,600,609
Depreciation and amortization	2,423,657	350,557	133,212	217,345	487,911	(h)	3,128,914
Other general and administrative expense	1,256,053	337,535	42,324	295,211	(185,095	) (i)	1,366,169
Installation expense	168,761	178,298	9,535	168,763	—		337,524
Marketing and advertising	86,209	37,203	21,008	16,195	—		102,404
Goodwill asset impairment	299,322	—	—	—	—		299,322

Total operating costs and expenses	11,567,350	3,087,195	396,099	2,691,096	(585,854)		13,672,593

LOSS FROM OPERATIONS	(4,669,118)	(264,488)	357,131	(621,619)	649,334		(4,641,404)

OTHER INCOME (EXPENSE):
Gain/(loss) on disposal of equipment	(88)	71,528	—	71,528	—		71,440
Gain on acquisition	21,686				—		21,686
Other income - other	307,887	38,167	14,503	23,664	—		331,551
Interest income	2	—		—	—		2
Interest expense	(2,256,071)	(274,005)	(104,122)	(169,883)	169,883	(j)	(2,256,071)

Total other income (expense)	(1,926,584)	(164,310)	(89,618)	(74,692)	169,883		(1,831,393)

PROVISION FOR INCOME TAXES	—	—	—	—	—		—

NET INCOME/(LOSS)	$(6,595,702)	$(428,798)	$267,513	$(696,311)	$819,217		$(6,472,796)

Net income (loss) per common share—basic and diluted	$(0.49)						$(0.42)

Weighted average common shares outstanding—basic and diluted	13,496,761						15,534,335

(a) Derived from the audited statement of financial operations of KeyOn for the year ended December 31, 2009.

(b) Derived from the audited statement of financial operations of Dynamic Broadband (DYBB) for the year ended December 31, 2009.

(c) Derived from the audited statement of operations of DYBB for the year ended December 31, 2009 for the managed service business known as X-Wires that is not part of the purchase agreement with KeyOn that is eliminated from DYBB for this pro forma.

(d) Derived from the audited statement of operations of DYBB for the year ended December 31, 2009 for the wireless internet service provider business “Dynamics” that is part the purchase agreement with KeyOn.

(e) Reflects revenue billing to the X-Wires line of business that was intercompany when the two businesses were combined under DYBB.

(f) Reflects the elimination of all payroll and payroll related expenses with the exception of six retained employees.

(g) Relects the elimination of all professional fees that are duplicative services in KeyOn, i.e., accounting, legal, and consulting professional services.

(h) Reflects the increase in depreciation and amortization due to the fair market valuation of the assets acquired by KeyOn with the Dynamics asset purchase. This includes the valuation of tower assets, customer premise equipment, vehicles, office equipment, network equipment, and the valuaton of the subscriber base, an intangible asset. The amortizable life of the subscriber base was determined by using the historical churn of the customer base provided by DYBB in regards to the Dynamics customer base. This churn of 2.1% per month calulates to be a four year life on the subscriber base purchased by KeyOn.

(i) Reflects the elimination of duplicate G&A expenses including insurance, bank charges, IRA and other employee related expenses.

(j) Reflects the elimination of all interest expense due to all debt being paid off on the date of consummation of the purchase agreement.

KEYON COMMUNICATIONS HOLDINGS INC. AND SUBSIDIARIES

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2010 (UNAUDITED)

	KeyOn	DYBB	X Wires	Dynamics	Adjustments		KeyOn pro forma

	(a)	(b)	(c)	(d)
REVENUES:
Service and installation revenue	$1,554,428	$668,729	$210,517	$458,212	$15,870	(e)	$2,028,510
Support and other revenue	40,531	7,157	—	7,157	—		47,688

Total revenues	1,594,959	675,886	210,517	465,369	15,870		2,076,198

OPERATING COSTS AND EXPENSES:
Payroll, bonuses and taxes	1,077,292	237,133	—	237,133	(163,831	) (f)	1,150,594
Professional fees	904,649	6,114	—	6,114	(6,114	) (g)	904,649
Network operating costs	665,274	260,414	70,964	189,450	—		854,724
Depreciation and amortization	470,495	95,802	36,405	59,397	116,917	(h)	646,809
Other general and administrative expense	290,040	73,485	6,786	66,699	(32,455	) (i)	324,284
Installation expense	51,575	27,480	3,267	24,213	—		75,788
Marketing and advertising	50,652	6,010	2,923	3,087	—		53,739

Total operating costs and expenses	3,509,977	706,438	120,345	586,093	(85,483)		4,010,587

INCOME/(LOSS) FROM OPERATIONS	(1,915,018)	(30,552)	90,172	(120,724)	101,353		(1,934,389)

OTHER INCOME (EXPENSE):
Gain/(loss) on disposal of equipment	1,459	—	—	—	—		1,459
Other income - other	151,897	—	—	—	—		151,897
Change in fair value of derivative instruments	4,549,358	—	—	—	—		4,549,358
Interest income	853	—	—	—	—		853
Interest expense	(535,100)	(69,884)	(26,556)	(43,328)	43,328		(535,100)

Total other income (expense)	4,168,467	(69,884)	(26,556)	(43,328)	43,328	(j)	4,168,467

PROVISION FOR INCOME TAXES	—	—	—	—	—		—

NET INCOME/(LOSS)	$2,253,449	$(100,436)	$63,616	$(164,052)	$144,681		$2,234,078

Net income (loss) per common share—basic and diluted	$0.11						$0.10

Weighted average common shares outstanding—basic and diluted	20,944,853						22,982,427

(a) Derived from the unaudited statement of financial operations of KeyOn for the three months ended March 31, 2010. The March 2010 amounts include the effects of an adjustment that was made for an embedded conversion option subject to derivative accounting. The adjustment and restated amounts will be reflected in KeyOn’s financial statements that will be included in a form 10Q/A to be filed with the Securities and Exchange Commission as soon as practicable and following the completion of a SAS 100 review by KeyOn’s independent registered public accountants.

(b) Derived from the unaudited statement of financial operations of Dynamic Broadband (DYBB) for the three months ended March 31, 2010.

(c) Derived from the unaudited statement of operations of DYBB for the three months ended March 31, 2010 for the managed service business known as X-Wires that is not part of the purchase agreement with KeyOn that is eliminated from DYBB for this pro forma.

(d) Derived from the unaudited statement of operations of DYBB for the year ended March 31, 2010 for the wireless internet service provider business “Dynamics” that is part the purchase agreement with KeyOn.

(e) Reflects revenue billing to the X-Wires line of business that was intercompany when the two businesses were combined under DYBB.

(f) Reflects the elimination of all payroll and payroll related expenses with the exception of six retained employees.

(g) Relects the elimination of all professional fees that are duplicative services in KeyOn, i.e., accounting, legal, and consulting professional services.

(h) Reflects the increase in depreciation and amortization due to the fair market valuation of the assets acquired by KeyOn with the Dynamics asset purchase. This includes the valuation of tower assets, customer premise equipment, vehicles, office equipment, network equipment, and the valuaton of the subscriber base, an intangible asset. The amortizable life of the subscriber base was determined by using the historical churn of the customer base provided by DYBB in regards to the Dynamics customer base. This churn of 2.1% per month calulates to be a four year life on the subscriber base purchased by KeyOn.

(i) Reflects the elimination of duplicate G&A expenses including insurance, bank charges, IRA and other employee related expenses.

(j) Reflects the elimination of all interest expense due to all debt being paid off on the date of consummation of the purchase agreement.